Concentration of major customers and suppliers	6 Months Ended
Feb. 29, 2024
Concentration of major customers and suppliers [Abstract]
Concentration of major customers and suppliers

Note 9 — Concentration of major customers and suppliers

For the six months ended February 29, 2024, five major customers accounted for 26.1%, 25.5%, 24.3%, 12.7% and 11.4% respectively of the Company’s revenue. For the six months ended February 28, 2023, four major customers accounted for 29.9%, 26.9%, 26.7% and 10.9% respectively of the Company’s revenue. Any decrease in revenue to these major customers may negatively impact the Company’s operations and cash flows if the Company fails to increase its sales to other customers.

No single customer accounted for 10% or more of total outstanding accounts receivable balance as of February 29, 2024 and August 31, 2023.

For the six months ended February 29, 2024 and February 28, 2023, one supplier accounted for 100% of cost of revenue.